Foreign Operations	12 Months Ended
Jun. 30, 2024
Foreign Operations [Abstract]
Foreign Operations

Note 14 - Foreign Operations

The Company’s operations are located in the United Kingdom and Canada. Revenues by geographic area are attributed by country of domicile of our subsidiaries. The financial data by geographic area are as follows:

	Canada	United Kingdom	Total
For the Years Ended June 30, 2024:
Revenue by geographic area	$—	$336,562	$336,562
Operating loss by geographic area	$(1,263,106)	$(75,937)	$(1,339,043)
Net loss by geographic area	$(1,272,420)	$(75,937)	$(1,348,357)
As of June 30, 2024:
Total identifiable assets by geographic area	$1,473,723	$220,863	$1,694,586
Long lived assets by geographic area	$—	$2,643	$2,643

The Company notes that the Company’s Canadian operations consist of Grafiti Holdings while the Company’s United Kingdom operations consist of Grafiti Limited. As such, the years ended June 30, 2023 and 2022 only include the operations from United Kingdom.